Critical Accounting Estimates and Judgments	12 Months Ended
Jun. 30, 2023
Critical Accounting Estimates and Judgments [Abstract]
Critical Accounting Estimates and Judgments

Note 2. Critical Accounting Estimates and Judgments

Management evaluates estimates and judgments incorporated into the financial statements based on historical knowledge and best available current information. Estimates assume a reasonable expectation of future events and are based on current trends and economic data, obtained both internally and externally.

Share-based payments

The value attributed to share options and remunerations shares issued is an estimate calculated using an appropriate mathematical formula based on an option pricing model. The choice of models and the resultant option value require assumptions to be made in relation to the likelihood and timing of the conversion of the options to shares and the value of volatility of the price of the underlying shares.

The assessed fair value of options at grant date was determined using the Black-Scholes option pricing model that takes into account the exercise price, term of the option, security price at grant date and expected price volatility of the underlying security, the expected dividend yield, the risk-free interest rate for the term of the security and certain probability assumptions.

Impairment of inventories

The provision for impairment of inventories assessment requires a degree of estimation and judgement. The level of the provision is assessed by taking into account the recent sales experience, the ageing of inventory, and in particular, the shelf life of inventories that affects obsolescence. Expected shelf-life is reassessed on a regular basis with reference to stability tests which are conducted by an expert engaged by the Company. A comprehensive stability study was completed in August 2020 and the reported findings support a shelf life of at least 130 months for the colostrum drug substance.

The gains of $430,932 from the movement in inventory provision during the period reflect the write back resulting from the change in accounting estimate driven from the sales recovery in the Australian, U.S. and North American markets for Travelan as compared to the prior period.

Sales returns

Returns and refunds are provided where this is outlined in a customer agreement. The group does not have a formal policy in place relating to stock returns. In cases where we have a contract in place with a distributor, and that contract includes a stock return policy, we will adhere to the policy listed in the contract. For all other distributors, stock returns are negotiated on a case-by-case basis. The exception to this is where stock is short dated to within 3 months. In this case we will offer replacement stock or a refund.

The sales return provision has been assessed by management based on external reports on stock held by distributors. The timing and amount of the obligation are uncertain but are expected to be settled in the next year. The stock included in the provision is expiring within 6 months of the reporting period-end and not expected to be salable after returns.

Presentation of Inventory

During the year ended 30 June 2023, management performed an assessment of its raw materials and utilization within 12 months from reporting date. As a part of raw materials relating to Colostrum that have been shipped to the supplier for manufacturing, management determined that $444,905 will be consumed within 12 months from reporting date; the remaining balance of $111,390 was estimated to be consumed beyond 12 months. Management determined no raw materials relating to Colostrum on hand held in Immuron’s warehouse will be consumed within 12 months from reporting date (2022: $137,206); the remaining balance of $1,108,256 (2022: $956,936) was estimated to be consumed beyond 12 months.

R&D tax incentive

The Group’s research and development activities are eligible under an Australian Government tax incentive for eligible expenditure from July 1, 2011. Management has assessed these activities and expenditure to determine which are likely to be eligible under the incentive scheme.

For the year ended June 30, 2023 the Group has recorded other income of $398,391 (2022: $257,500) offset by an overestimation from the prior period of $5,514 to recognise income over the year necessary to match the R&D tax incentive on a systematic basis with the costs that they are intended to compensate.

Fair value measurement

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgments, estimates in relation to assets, liabilities, contingent liabilities, revenue and expenses. Management bases its judgments, estimates, and assumptions on historical experience and on other various factors, including expectations of future events, management believes to be reasonable under the circumstances. The resulting accounting judgments and estimates will seldom equal the related actual results. The judgments, estimates and assumptions that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed within the relevant sections where applicable.

Acquisition of Ateria

The acquisition of the interest in Ateria gains the Group a right to one board seat. If the Ateria contingent consideration receivable is received and the option to acquire shares were exercised (refer to Note 8(c) and 10(b)), Ateria’s shareholding would increase, and an additional board seat would be received. Management do not expect to exercise the option as at acquisition date and as of reporting date. The option was subsequently not exercised by the expiry date of 31 July 2023. Management has therefore determined that Immuron does not and could not exercise control over Ateria.

The fair value of Ateria contingent consideration receivable classified as Level 3 were determined by the use of a valuation model. These include the use of observable inputs that required significant adjustments based on unobservable inputs (refer to Note 8(c)(iii)).